Exhibit 10.6

AMENDMENT NO. 2

TO

REVOLVING NOTE

This AMENDMENT NO. 2 TO REVOLVING NOTE (this “Amendment”) is made as of December 15, 2010 by and between DENTAL CARE PLUS, INC., an Ohio corporation (“Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), under the following circumstances:

A. Lender has made available to Borrower a $650,000.00 line of credit as evidenced by Borrower’s Revolving Note dated as of December 18, 2008, as amended by Amendment No. 1 to Revolving Note dated as of December 15, 2009 (as amended hereby and from time to time, the “Note”). Capitalized terms not otherwise defined herein having the respective meanings ascribed to those terms by the Note.

B. Borrower and Lender now desire to amend the Note as set forth below

NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of these premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Amendment to Note. The Note is hereby amended as follows:

(a) The maximum principal amount of the Note is increased to $700,000.00.

(b) The first paragraph of the Note captioned “Promise to Pay” is amended in its entirety to read as follows:

“On or before December 15, 2011 (the “Maturity Date”), the undersigned, DENTAL CARE PLUS, INC., an Ohio corporation, located at 100 Crowne Pointe Place, Cincinnati, Ohio 45241 (“Borrower”), for value received, hereby promises to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation, located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (together with its successors and assigns, the “Lender”), the sum of Seven Hundred Thousand and 00/100 Dollars ($700,000.00) (as reduced by the Bank as set forth below, the “Borrowing”), plus interest as provided herein, less such amounts as shall have been repaid in accordance with this Note. The outstanding balance of this Note shall appear on a supplemental bank record and is not necessarily the face amount of this Note, which record shall evidence the balance due pursuant to this Note at any time. As used herein, “Local Time” means the time at the office of Lender specified in this Note.”

(c) The third paragraph under “(1) Financial Statements” in the “Affirmative Covenants” of the Note is amended in its entirety to read as follows:

“All of the statements referred to in (a) and (b) shall be in conformance with the specific statutory financial reporting requirements applicable to Borrower, and Borrower shall give representatives of Lender access thereto at all reasonable times, including permission to examine, copy and make abstracts form any such books and records and such other information which might be helpful to Lender in evaluating the status of the loans as it may reasonably request from time to time.”

(d) The following paragraph captioned “(3) Minimum Tangible Net Worth” is hereby inserted in the “Affirmative Covenants” of the Note:

“(3) Minimum Tangible Net Worth. Borrower shall have, as at the end of each of its fiscal years, commencing with the fiscal year of Borrower ending on December 31, 2010, a Tangible Net Worth equal to or greater than $2,500,000.00.”

(e) The second sentence in the paragraph denoted as “Definitions” is hereby amended in its entirety to read as follows:

“All financial terms used herein but not defined on the exhibits, in the Mortgage, if applicable, or any other Loan Document have the meanings given to them by the specific statutory financial reporting requirements applicable to Borrower.”

(f) The following defined term “Tangible Net Worth” is inserted under “Definitions” of the Note:

“Tangible Net Worth” means, with respect to Borrower, the total of all assets minus all liabilities (or stockholders’ equity) plus any deferred acquisition liabilities (broker commissions and accrued premium tax) minus any deferred acquisition assets (cost asset and prepaid expenses).

(g) The following “Event of Default” is hereby added to the “Events of Default” under the Note:

“13. Borrower shall default, without any cure right or grace period, in the performance of the affirmative covenant captioned “Minimum Tangible Net Worth.”

Section 2. Representations and Warranties of Borrower. Borrower hereby represents and warrants that:

(a) The Note, as amended hereby, remains unmodified and in full force and effect.

(b) No Event of Default is continuing under the Note.

(c) All of the representations and warranties of Borrower set forth in the Note, as amended hereby, are true and correct in all material respects as if made on such on the date of this Amendment.

(d) The Borrower has no cause of action, at law or in equity, against Lender, including, without limitation, any offset, counterclaim or defense with respect to the Note, the loan evidenced thereby, the other Loan Documents, or any document executed and delivered in connection with the Note or the other Loan Documents.

Section 3. Effective Date. This Amendment shall become effective as of its date upon the execution and delivery of this Amendment by the parties hereto.

Section 4. Fees, Costs and Expenses. Borrower hereby agrees to (a) pay to the Lender on the date hereof a note processing fee in the amount $400.00, (b) execute and deliver a amendment to the Mortgage and the related Assignment of Rents and Leases, in form and content acceptable to Lender, increasing the principal amount secured thereby to $700,00.00, and (c) reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with this Amendment and the transactions contemplated hereby, including its reasonable legal fees and expenses, recording costs and the costs of any endorsement to the title insurance policy insuring the Mortgage. Borrower hereby irrevocably authorizes and directs the Lender to debit its commercial operating account at the Lender for the payment of such fees, costs and expenses.

Section 5. Miscellaneous. Lender and Borrower hereby agree as follows:

(a) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Note, or (ii) prejudice or otherwise effect any right or privilege which Lender now has or may have in the future under the Note. Except as expressly amended and modified by this Amendment, the Note shall continue in full force and effect in accordance with its terms.

(b) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

(d) Borrower authorizes any attorney of record to appear for it in any court of record in the State of Ohio, after any Obligation due under the Note, as amended, becomes due and payable whether by its terms or upon default, waive the issuance and service of process, and release all errors, and confess a judgment against it in favor of the holder of such Obligation, for the principal amount of such Obligation plus interest thereon, together with court costs and attorneys’ fees. Stay of execution and all exemptions are hereby waived. If an Obligation is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, Borrower shall pay to the holder of such obligation its attorneys’ fees. Borrower waives any conflict of interest caused by an attorney that represents Lender acting as attorney for Borrower as set forth in this paragraph. Borrower also agrees that the attorney acting for Borrower as set forth in this paragraph may be compensated by Lender for such services, and each obligor waives any conflict of interest caused by such compensation arrangement.

(Remainder of page is intentionally blank.)

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment by their duly authorized representatives as of the date first above written in Cincinnati, Ohio.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

DENTAL CARE PLUS, INC.

By:	/s/ Anthony A. Cook
Title:	President & CEO

FIFTH THIRD BANK

By:	/s/ Christopher S. Bell
Its:	Vice President

MORTGAGE MODIFICATION AGREEMENT

THIS MORTGAGE MODIFICATION AGREEMENT (this “Modification”) is made as of December 15, 2010, by and between DENTAL CARE PLUS, INC., an Ohio corporation (“Mortgagor”), and FIFTH THIRD BANK, an Ohio banking corporation (“Mortgagee”), under the following circumstances:

A. Mortgagor executed and delivered to Mortgagee an Open-End Mortgage and Security Agreement dated December 18, 2008, and filed for record on December 31, 2008 in Official Record Book 11032, Page 15, Document Number 08-0166880, of the Hamilton County Ohio Records (the “Mortgage”), which Mortgage encumbers, and is a valid lien on, the real property described on Exhibit A hereto.

B. The Mortgage secures a Revolving Note executed by Mortgagor and made payable to the order of Mortgagee, pursuant to which Mortgagor may borrow, on a revolving basis, an aggregate principal amount not to exceed $650,000 (the “Note”).

C. On the date hereof, the aggregate principal amount that Mortgagor may borrow under the Note, on a revolving basis, is being increased to $700,000.

D. Mortgagee and Mortgagor now desire to amend the Mortgage as provided herein to increase the maximum amount of the unpaid principal indebtedness secured by the Mortgage to $700,000.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, it is agreed as follows:

1. The Mortgage is hereby amended as follows:

(a) The “Maximum Amount Unpaid Principal Indebtedness” of the Mortgage is now $700,000.

(b) The first “WHEREAS” clause of the Mortgage is amended in its entirety to read as follows:

“WHEREAS, Mortgagor is indebted to Mortgagee in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000) pursuant to the Revolving Note executed by Mortgagor and made payable to the order of Mortgagee, in the principal amount of Seven Hundred Thousand Dollars ($700,000) (as amended from time to time, the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (together with any amendments, modifications, or restatements thereof, the “Loan Documents”); and”

(c) Section 6.13 of the Mortgage captioned “Future Advances” is hereby amended in its entirety to read as follows:

“Future Advances. The parties hereto intend and agree that this Mortgage shall secure unpaid balances of any loan advances, whether obligatory or not, and whether made pursuant to the Loan Documents or not, made by Mortgagee after this Mortgage is delivered to the Recorder for record to the extent that the total unpaid loan indebtedness, exclusive of interest thereon, does not exceed the maximum amount of unpaid loan indebtedness which may be outstanding at any time, which is Seven Hundred Thousand Dollars ($700,000). Mortgagor further covenants and agrees to repay all such loan advances with interest, and that the covenants contained in this Mortgage shall apply to such loan advances as well.”

2. Except as modified hereby, the Mortgage shall remain unmodified and in full force and effect.

3. This Modification may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to hereto have executed this Modification as of the date first written above.

MORTGAGOR:

DENTAL CARE PLUS, INC., an Ohio corporation

By:	/s/ Anthony A. Cook
Title: President & CEO

MORTGAGEE:

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Christopher S. Bell
Title: Vice President

Exhibit A – Site Description

STATE OF OHIO	)
	)	ss:
COUNTY OF Hamilton	)

The foregoing instrument was acknowledged before me this 30th day of December, 2010, by Anthony A. Cook, the President & CEO of Dental Care Plus, Inc., an Ohio corporation, on behalf of the company.

/s/ Beth A. Rogers

Notary Public

STATE OF OHIO	)
	)	ss:
COUNTY OF Hamilton	)

The foregoing instrument was acknowledged before me this 30th day of December, 2010, by Christopher S. Bell, Vice President of Fifth Third Bank, an Ohio banking corporation, on behalf of the corporation.

/s/ Beth A. Rogers

Notary Public

This Instrument Prepared By:

Arik A. Sherk, Esq.

THOMPSON HINE LLP

10 West Second Street

2000 Courthouse Plaza, NE

Dayton, Ohio 45402-1758

(937) 443-6757

EXHIBIT A

Site Description

Situated in Section 35, Town 4, Entire Range 1, Miami Purchase, Sycamore Township, City of Sharonville, Hamilton County, Ohio, being a 2.782 acre portion of a 5.280 acre parcel as conveyed to Miller Valentine Crowne Point Ltd.

As recorded in Official Record 8264, Page 2141 and being more particularly described as follows:

Beginning for reference at a P.K. Nail at the intersection of the centerline of Evendale Drive (Lockland Road) with the centerline of Sharon Road; thence along the centerline of Evendale Drive, South 03º 48' 48" West, 327.26 feet to a point;

Thence continuing along said centerline South 05º 37' 58" West, 153.68 feet to a point;

Thence leaving said centerline and along the North line of a 1.2725 Acre parcel, North 87º 41' 35" West, 207.70 feet to the east right-of way of Canal Road as shown on the dedication plat of Canal Road and Evendale Drive as recorded in Plat Book 299, Page 35;

Thence crossing said right-of-way, North 56º 13' 05" West, 106.62 feet to the point of tangency of a 537.50 foot radius curve;

Thence with the West right-of way of Canal Road on a curve to the left having a radius of 537.50 feet an arc length of 248.60 feet whose chord bears South 04º 06' 52" East, 246.39 feet to a point;

Thence continuing with said West right-of-way, South 17º 21' 52" East, 178.90 feet to a point;

Thence on a curve to the right having a radius of 1115.50 feet an arc length of 506.55 feet whose chord bears South 04º 21' 20" East, 502.21 feet to a point;

Thence on a curve to the right having a radius of 40.00 feet and arc length of 61.43 feet whose chord bears South 52º 39' 08" West 55.57 feet to the North right-of-way of Crowne Point Drive and an iron pin found;

Thence with the North right-of-way of Crowne Point Drive as recorded in Plat Book 272, Page 98, North 83º 21'00" West, 79.94 feet to a 5/8 inch iron pin found and the TRUE POINT OF BEGINNING of the parcel herein described:

Thence continuing with the North right-of way of Crowne Point Drive, North 83º 21' 00" West, 432.67 feet to a 5/8 inch iron pin found;

Thence along a curve to the right having a radius of 970.00 feet an arc length of 17.29 feet whose chord bears North 82º 50' 23" West 17.29 feet to a 5/8 inch iron pin found;

Thence leaving said right-of-way, along a curve to the right having a radius of 14.50 feet. an arc length of 24.31 feet whose chord bears North 34º 18' 39" West, 21.56 feet to a 5/8 inch iron pin found on the East right-of-way of Crowne Point Place;

Thence with said east right-of-way North 13º 42' 35" East 128.88 feet to a 5/8 inch iron pin found;

Thence continuing along said East right-of-way, along a curve to the left having a radius of 530.00 feet an arc length of 68.02 feet whose chord bears North 10º 1' 58" East 67.98 feet to a 5/8 inch iron pin found;

Thence continuing along said right-of-way, North 06º 21' 22" East 55.69 feet to a 5/8 inch iron pin set for the Northwest corner of the parcel herein described;

Thence leaving said right-of-way and along a new dividing line, South 83º 38' 38" East, 443.15 feet to a 5/8 inch iron pin set for the Northeast corner of said parcel and in the West line of a 13.776 acre parcel;

Thence South 06º 21' 22" West, 270.16 feet to the TRUE POINT OF BEGINNING.

Contains 2.782 acres more or less, subject to all legal highways and easements of record.

The Basis of Bearing is the North right-of-way line of Crowne Point Drive (North 83º 21' 0" West) as recorded in Plat Book 272 Page 98.

The above described tract is subject to and granted an easement for sanitary sewer as recorded in Plat Book 273, Page 16.

The above described tract is subject to and granted an easement for Cincinnati Gas & Electric as recorded in Deed Book 3464, Page 40.

The above described tract is subject to and granted a permanent drainage and utility easement as recorded in Plat Book 299, Pages 35-36.

Parcel ID: 608-16-62

MODIFICATION AGREEMENT – ASSIGNMENT OF RENTS AND LEASES

THIS MODIFICATION AGREEMENT – ASSIGNMENT OF RENTS AND LEASES (this “Modification”) is made as of December 15, 2010, by and between DENTAL CARE PLUS, INC., an Ohio corporation (“Assignor”), and FIFTH THIRD BANK, an Ohio banking corporation (“Assignee”), under the following circumstances:

A. Assignor executed and delivered to Assignee an Assignment of Rents and Leases dated December 18, 2008, and filed for record on December 31, 2008 in Official Record Book 11032, Page 34, Document Number 08-0166881, of the Hamilton County Ohio Records (the “Assignment”), which Assignment encumbers, and is a valid lien on, all right, title and interest of Assignor in and to all rents, issues, profits and privileges (now due or which may hereafter become due) of the real property described on Exhibit A hereto (the “Property”), and all leases now or hereafter existing on all or any part of the Property.

B. The Assignment secures a Revolving Note executed by Assignor and made payable to the order of Assignee, pursuant to which Assignor may borrow, on a revolving basis, an aggregate principal amount not to exceed $650,000 (the “Note”).

C. On the date hereof, the aggregate principal amount that Assignor may borrow under the Note, on a revolving basis, is being increased to $700,000.

D. Assignee and Assignor now desire to amend the Assignment to reflect the increase in the aggregate principal amount of the Note to $700,000.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, it is agreed as follows:

1. The first “WHEREAS” clause of the Assignment is amended in its entirety to read as follows:

“WHEREAS, Assignor is indebted to Assignee in the aggregate principal amount of Seven Hundred Thousand Dollars ($700,000) pursuant to the Revolving Note executed by Assignor and made payable to the order of Assignee, in the principal amount of Seven Hundred Thousand Dollars ($700,000) (as amended from time to time, the “Note”), and all agreements, instruments and documents executed or delivered in connection with the foregoing or otherwise related thereto (collectively, together with any amendments, modifications, or restatements thereof, the “Loan Documents”).”

2. Except as modified hereby, the Assignment shall remain unmodified and in full force and effect.

3. This Modification may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Balance of Page Intentionally Omitted]

IN WITNESS WHEREOF, the parties to hereto have executed this Modification as of the date first written above.

ASSIGNOR:

DENTAL CARE PLUS, INC., an Ohio corporation

By:	/s/ Anthony A. Cook
Title: President & CEO

ASSIGNEE:

FIFTH THIRD BANK, an Ohio banking corporation

By:	/s/ Christopher S. Bell
Title: Vice President

Exhibit A – Site Description

STATE OF OHIO	)
	)	ss:
COUNTY OF Hamilton	)

The foregoing instrument was acknowledged before me this 30th day of December, 2010, by Anthony A. Cook, the President & CEO of Dental Care Plus, Inc., an Ohio corporation, on behalf of the company.

/s/ Beth A. Rogers

Notary Public

STATE OF OHIO	)
	)	ss:
COUNTY OF Hamilton	)

The foregoing instrument was acknowledged before me this 30th day of December, 2010, by Christopher S. Bell, Vice President of Fifth Third Bank, an Ohio banking corporation, on behalf of the corporation.

/s/ Beth A. Rogers

Notary Public

This Instrument Prepared By:

Arik A. Sherk, Esq.

THOMPSON HINE LLP

10 West Second Street

2000 Courthouse Plaza, NE

Dayton, Ohio 45402-1758

(937) 443-6757

EXHIBIT A

Site Description

Situated in Section 35, Town 4, Entire Range 1, Miami Purchase, Sycamore Township, City of Sharonville, Hamilton County, Ohio, being a 2.782 acre portion of a 5.280 acre parcel as conveyed to Miller Valentine Crowne Point Ltd.

As recorded in Official Record 8264, Page 2141 and being more particularly described as follows:

Beginning for reference at a P.K. Nail at the intersection of the centerline of Evendale Drive (Lockland Road) with the centerline of Sharon Road; thence along the centerline of Evendale Drive, South 03º 48' 48" West, 327.26 feet to a point;

Thence continuing along said centerline South 05º 37' 58" West, 153.68 feet to a point;

Thence leaving said centerline and along the North line of a 1.2725 Acre parcel, North 87º 41' 35" West, 207.70 feet to the east right-of way of Canal Road as shown on the dedication plat of Canal Road and Evendale Drive as recorded in Plat Book 299, Page 35;

Thence crossing said right-of-way, North 56º 13' 05" West, 106.62 feet to the point of tangency of a 537.50 foot radius curve;

Thence with the West right-of way of Canal Road on a curve to the left having a radius of 537.50 feet an arc length of 248.60 feet whose chord bears South 04º 06' 52" East, 246.39 feet to a point;

Thence continuing with said West right-of-way, South 17º 21' 52" East, 178.90 feet to a point;

Thence on a curve to the right having a radius of 1115.50 feet an arc length of 506.55 feet whose chord bears South 04º 21' 20" East, 502.21 feet to a point;

Thence on a curve to the right having a radius of 40.00 feet and arc length of 61.43 feet whose chord bears South 52º 39' 08" West 55.57 feet to the North right-of-way of Crowne Point Drive and an iron pin found;

Thence with the North right-of-way of Crowne Point Drive as recorded in Plat Book 272, Page 98, North 83º 21'00" West, 79.94 feet to a 5/8 inch iron pin found and the TRUE POINT OF BEGINNING of the parcel herein described:

Thence continuing with the North right-of way of Crowne Point Drive, North 83º 21' 00" West, 432.67 feet to a 5/8 inch iron pin found;

Thence along a curve to the right having a radius of 970.00 feet an arc length of 17.29 feet whose chord bears North 82º 50' 23" West 17.29 feet to a 5/8 inch iron pin found;

Thence leaving said right-of-way, along a curve to the right having a radius of 14.50 feet. an arc length of 24.31 feet whose chord bears North 34º 18' 39" West, 21.56 feet to a 5/8 inch iron pin found on the East right-of-way of Crowne Point Place;

Thence with said east right-of-way North 13º 42' 35" East 128.88 feet to a 5/8 inch iron pin found;

Thence continuing along said East right-of-way, along a curve to the left having a radius of 530.00 feet an arc length of 68.02 feet whose chord bears North 10º 1' 58" East 67.98 feet to a 5/8 inch iron pin found;

Thence continuing along said right-of-way, North 06º 21' 22" East 55.69 feet to a 5/8 inch iron pin set for the Northwest corner of the parcel herein described;

Thence leaving said right-of-way and along a new dividing line, South 83º 38' 38" East, 443.15 feet to a 5/8 inch iron pin set for the Northeast corner of said parcel and in the West line of a 13.776 acre parcel;

Thence South 06º 21' 22" West, 270.16 feet to the TRUE POINT OF BEGINNING.

Contains 2.782 acres more or less, subject to all legal highways and easements of record.

The Basis of Bearing is the North right-of-way line of Crowne Point Drive (North 83º 21' 0" West) as recorded in Plat Book 272 Page 98.

The above described tract is subject to and granted an easement for sanitary sewer as recorded in Plat Book 273, Page 16.

The above described tract is subject to and granted an easement for Cincinnati Gas & Electric as recorded in Deed Book 3464, Page 40.

The above described tract is subject to and granted a permanent drainage and utility easement as recorded in Plat Book 299, Pages 35-36.

Parcel ID: 608-16-62